TAMARACK FUNDS TRUST

Tamarack Mid Cap Growth Fund
Tamarack Enterprise Fund
Tamarack Small Cap Core Fund
Tamarack Microcap Value Fund
Tamarack Quality Fixed Income Fund
Tamarack Tax-Free Income Fund
Access Capital Community Investment Fund

Supplement dated May 18, 2009 to the Statement of Additional Information for the Equity and Fixed Income Funds dated January 28, 2009 (as supplemented March 16, 2009, March 23, 2009, March 24, 2009 and May 13, 2009).

This Supplement provides new and additional information beyond that included in the Statement of Additional Information (“SAI”) and should be read in conjunction with the SAI.

Effective May 11, 2009, Kathleen A. Hegna was appointed as the Chief Financial Officer and Principal Accounting Officer of Tamarack Funds Trust. Ms. Hegna shall serve in such capacities for an indefinite period of time until her removal, resignation or retirement.

The age, address and principal occupations for the past five years of Ms. Hegna are as follows:

Name, Age and	Position, Term of Office	Principal Occupation(s) During Past 5 Years
Address	and Length of Time
Served with the Trust
Kathleen A. Hegna	Chief Financial Officer and	Associate Vice President and Director, Mutual
(42)	Principal Accounting	Fund Accounting and Administration, Voyageur
	Officer since May 2009	Asset Management (2009 to present); Senior
Compliance Officer, Voyageur Asset Management
(2006-2009); Director, Asset Management
Compliance, RiverSource Investments (2005-
2006); Manager, Business Planning and Financial
Analysis – Mutual Funds, Ameriprise Financial
(2001-2005).

Portfolio Holdings Disclosure Policies and Procedures

The following language replaces the second paragraph under the heading “Portfolio Holdings Disclosure Policies and Procedures:”

The Trust makes portfolio holdings information publicly available in three different ways. With respect to all Funds, complete portfolio holdings information as of the second and fourth fiscal quarter-ends is available in the Funds’ semi-annual and annual reports, which are sent to shareholders and are contained in the Funds’ Form N-CSR filings, which are available at the SEC’s website, www.sec.gov. All Funds also file Form N-Q which contains complete portfolio holdings as of the first and third fiscal quarter-ends

TAM EQ & FI SAI – SUPP 5/18/2009

and is similarly available on the SEC’s website. In addition, as further described below, all Funds make certain portfolio securities information available on their website which is accessed by using the Funds’ link at www.voyageur.net. With respect to the Equity and Fixed Income Funds, including the Access Fund, within 15 days of month-end, the Funds’ top ten holdings and related weightings, the total number of Fund holdings and each Fund’s sector/industry weightings (all as of month-end) are posted until replaced by the next month’s information. Within 10 business days of fiscal quarter-end, the Funds’ complete portfolio holdings and their weightings are posted until replaced by the next quarter’s information. With respect to the Prime Money Market Fund, the U.S. Government Money Market Fund, and the Tax-Free Money Market Fund, within approximately five business days of each Friday, each Fund’s complete portfolio holdings, including any credit enhancement, maturity date, dollar value, and weightings, are posted until replaced by the next week’s information. In addition, within approximately 5 business days of each month-end, each Fund’s complete portfolio holdings, including any credit enhancement, maturity date, dollar value, and weightings, are posted until replaced by information as of the next month-end. With respect to the Institutional Prime Money Market Fund and the Institutional Tax-Free Money Market Fund, within 10 business days of public disclosure on Form N-Q or Form N-CSR, the Funds post complete portfolio holdings and sector/industry weightings until replaced by the next quarter’s information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TAM EQ & FI SAI – SUPP 5/18/2009